UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6304

Name of Fund:  Merrill Lynch Short-Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Short-Term U.S. Government Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
May 31, 2003


Merrill Lynch
Short Term
U.S. Government
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.


Important Tax
Information
(unaudited)


Of the ordinary income distributions paid by Merrill Lynch Short Term U.S. Government Fund, Inc. during the year ended May 31, 2003, 12.91% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.




Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Economic Environment
Concern over events in the Middle East along with rising energy prices dampened business investment spending during the period, hampering U.S. economic growth once again. After rising a meager 1.4% in the fourth quarter of 2002, U.S. gross domestic product
(GDP), once again, increased just 1.4% in the first quarter of 2003. Excess cash flow from mortgage-refinancing activity helped generate modest gains in consumer spending. While consumer spending and a reduction in foreign imports were the primary drivers of first quarter GDP growth, persistent weakness in the U.S. labor market continued to inhibit more robust economic expansion.

After appearing to stabilize in the second half of 2002, employment conditions deteriorated entering 2003 as corporations again began to reduce staffing levels to improve profitability. Since January, U.S. payrolls fell for four consecutive months, causing the U.S. unemployment rate to rise to a nine-year high of 6.1% as of May 2003. To further complicate matters, it appeared increasingly difficult for laid-off workers to find new jobs, and unemployment claims rose steadily to a 20-year high. By March 2003, the Conference Board's consumer confidence index fell to a 10-year low and remained low by historical measures as of the close of the Fund's fiscal year.

Although new single-family housing starts were down slightly from their highs, the housing sector remained one of the few bright spots in the U.S. economy. Buoyed by the lowest mortgage rates in nearly 50 years, existing-home sales rose to a 5.84 million annualized rate in April, the fourth-highest level ever. More important, home prices continued to appreciate. According to the National Association of Realtors, the national median home sales price rose 6.8% over the 12 months ended April 2003, to $163,400. Low interest rates allowed homeowners to refinance their mortgages at a record pace, helping to put excess cash into their pockets during a challenging economic period.

Approaching the second half of 2003, we see a divergence in economic signposts. Since the onset of war in Iraq, U.S. corporate debt spreads narrowed and equity market valuations rose on expectations of stronger economic growth. In fact, from a market trough on March 11, 2003 to the end of May, the Dow Jones Industrial Average rose 18%. In contrast, yields on U.S. Treasury notes hit 45-year lows, as bond investors prepared for continued lackluster economic growth amid concerns over the possibility of deflation. At its last Federal Open Market Committee meeting, the Federal Reserve Board shifted its risk assessment of the U.S. economy from a neutral to a weaker bias, signaling its concern over potential deflation.

We remain cautiously optimistic in regard to the U.S. economy. Over the near term, we expect interest rates to remain range-bound as high levels of unemployment continue to dampen growth forecasts. We believe the Federal Reserve Board could reduce the Federal Funds rate for a 13th time before year end. Eventually, however, the aggressive monetary and fiscal stimulus in the financial system should encourage business investment spending and ultimately help boost GDP growth. Based on this outlook, we believe we could see higher interest rates in the coming six months - 12 months.


Fiscal Year in Review
For the 12 months ended May 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.20%, +3.89%, +3.90% and +4.20%, respectively. During a period characterized by geopolitical uncertainty and considerable interest rate and equity market volatility, the Fund's investment performance lagged that of its benchmark, the unmanaged Citigroup 1 - 3 Year Treasury Index, which returned +5.40% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.)

The Fund's underperformance of its benchmark is attributed to two primary factors. First, following more than two years of monetary stimulus in the form of interest rate cuts by the Federal Reserve Board, coupled with President Bush's $330 billion tax-reduction plan, we expected the U.S. economy to begin showing signs of strengthening, ultimately causing interest rates to move higher. As a result, we structured the Fund with a defensive posture and kept the portfolio's duration .25 - .50 years shorter than that of the benchmark. (Duration is a measure of a security's price sensitivity relative to changes in interest rates). However, as the year progressed, geopolitical developments restrained consumption and caused U.S. economic activity to fall short of investor expectations. Consequently, interest rates fell sharply and bond prices rose higher.

Second, we held a core position (50% - 52%) of mortgage-backed securities (MBS) in the Fund, based on our belief that they offered attractive yield characteristics and the potential to enhance the Fund's dividend income. Over longer time horizons and in less volatile interest rate environments, mortgage-backed securities typically deliver superior risk-adjusted performance. However, as interest rates fell to 45-year lows over a relatively short period of time, mortgage-refinancing activity rose to unprecedented levels. As a result, MBS prices could not keep pace with the price gains of U.S. Treasury issues and corporate securities.

By mid-March, we revised our economic forecast in anticipation of slower growth. At the same time, we reduced the Fund's exposure to MBS pass-through and floating rate securities and increased our holdings of U.S. Treasury and agency securities. Nonetheless, as 10-year U.S. Treasury yields fell below 3.75%, mortgage-refinancing activity soared, causing MBS prepayments to reach record high levels. This dynamic detracted from overall Fund performance.


Portfolio Matters
During the last six months of the Fund's fiscal year, interest rates plummeted to levels not seen in more than 40 years. The yield of the two-year U.S. Treasury note declined .73% to 1.32%, and 10-year U.S. Treasury note yields fell .84% to 3.37%. During the year, our primary investment strategy focused on seeking to limit net asset volatility, while delivering an attractive dividend yield relative to other high-quality short-term investments. In an effort to limit volatility in the Fund's net asset value, we kept the portfolio's duration in a narrow band of approximately 1.2 years - 1.3 years, below the 1.65-year duration of the Fund's benchmark index.

Over the near term, we believe the economic backdrop will remain conducive to a low interest rate environment. However, over the next six months - 12 months, we believe the risks are skewed toward a higher interest rate environment. To that end, we will be looking for three key indicators: a significant upturn in both consumer and business confidence surveys; a reversal and improvement in the current employment trend; and an indication from the Federal Reserve Board that it has shifted its assessment of the economy and may turn toward a tightening bias. In the meantime, we will continue to focus on reducing prepayment risk among our MBS holdings and look to take advantage of total-return opportunities by rolling down a historically steep yield curve. If interest rates begin to rise, we anticipate increasing the Fund's holdings of floating rate securities and high-coupon mortgage-backed securities.


In Conclusion
We thank you for your investment in Merrill Lynch Short Term U.S.
Government Fund, Inc., and we look forward to updating you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Theodore J. Magnani)
Theodore J. Magnani
Vice President and
Co-Portfolio Manager



(Frank Viola)
Frank Viola
Vice President and
Co-Portfolio Manager



June 17, 2003



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class A and Class B
Shares* compared to a similar investment in Citigroup 1-3 Year
Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class A Shares*

Date                              Value

May 1993                        $ 9,900.00
May 1994                        $10,026.00
May 1995                        $10,619.00
May 1996                        $11,243.00
May 1997                        $12,044.00
May 1998                        $12,696.00
May 1999                        $13,245.00
May 2000                        $13,826.00
May 2001                        $14,729.00
May 2002                        $15,653.00
May 2003                        $16,315.00


ML Short Term U.S. Government Fund, Inc.++
Class B Shares*

Date                              Value

May 1993                        $10,000.00
May 1994                        $10,077.00
May 1995                        $10,607.00
May 1996                        $11,194.00
May 1997                        $11,917.00
May 1998                        $12,497.00
May 1999                        $12,969.00
May 2000                        $13,483.00
May 2001                        $14,307.00
May 2002                        $15,147.00
May 2003                        $15,740.00


Citigroup 1-3 Year Treasury Index++++

Date                              Value

May 1993                        $10,000.00
May 1994                        $10,206.00
May 1995                        $10,950.00
May 1996                        $11,531.00
May 1997                        $12,286.00
May 1998                        $13,143.00
May 1999                        $13,839.00
May 2000                        $14,409.00
May 2001                        $15,820.00
May 2002                        $16,787.00
May 2003                        $17,693.00



A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class C and Class I
Shares* compared to a similar investment in Citigroup 1-3 Year
Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
May 1995                        $10,426.00
May 1996                        $10,998.00
May 1997                        $11,716.00
May 1998                        $12,269.00
May 1999                        $12,728.00
May 2000                        $13,227.00
May 2001                        $14,036.00
May 2002                        $14,873.00
May 2003                        $15,456.00


ML Short Term U.S. Government Fund, Inc.++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,900.00
May 1995                        $10,381.00
May 1996                        $11,043.00
May 1997                        $11,871.00
May 1998                        $12,546.00
May 1999                        $13,121.00
May 2000                        $13,746.00
May 2001                        $14,664.00
May 2002                        $15,617.00
May 2003                        $16,277.00


Citigroup 1-3 Year Treasury Index++++

Date                              Value

10/21/1994**                    $10,000.00
May 1995                        $10,574.00
May 1996                        $11,135.00
May 1997                        $11,863.00
May 1998                        $12,691.00
May 1999                        $13,364.00
May 2000                        $13,914.00
May 2001                        $15,276.00
May 2002                        $16,210.00
May 2003                        $17,085.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.
++++This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years. The starting date for the Index in the Class C and Class I Shares' graph is from 10/31/94.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/03                     +4.20%         +3.16%
Five Years Ended 5/31/03                   +5.14          +4.93
Ten Years Ended 5/31/03                    +5.12          +5.02

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 5/31/03                     +3.89%         +2.89%
Five Years Ended 5/31/03                   +4.72          +4.72
Ten Years Ended 5/31/03                    +4.64          +4.64

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 5/31/03                     +3.90%         +2.90%
Five Years Ended 5/31/03                   +4.73          +4.73
Inception (10/21/94) through 5/31/03       +5.19          +5.19

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/03                     +4.20%         +3.16%
Five Years Ended 5/31/03                   +5.35          +5.13
Inception (10/21/94) through 5/31/03       +5.95          +5.82

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


PERFORMANCE DATA (concluded)

Recent
Performance
Results

                                                                                          Ten-Year/
                                                            6-Month        12-Month    Since Inception   Standardized
As of May 31, 2003                                        Total Return   Total Return    Total Return    30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*     +1.62%         +4.20%          +64.79%         1.57%
ML Short Term U.S. Government Fund, Inc. Class B Shares*     +1.58          +3.89           +57.40          1.29
ML Short Term U.S. Government Fund, Inc. Class C Shares*     +1.58          +3.90           +54.56          1.29
ML Short Term U.S. Government Fund, Inc. Class I Shares*     +1.67          +4.20           +64.41          1.67
Citigroup 1-3 Year Treasury Index**                          +2.14          +5.40       +76.93/+70.85        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class I Shares.
**This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                    Face                                                                         Percent of
                                   Amount                               Issue                           Value    Net Assets
            Adjustable Rate                  Fannie Mae:
            Obligations***    $  2,227,412     3.77% due 12/01/2018                                  $  2,287,377      0.5%
                                   703,340     4.221% due 12/01/2021                                      722,528      0.2
                                   716,452     6% due 12/01/2021                                          753,288      0.2
                                 3,241,546     2002-W2-AF1V, 1.41% due 3/25/2026                        3,241,774      0.7
                                 9,893,770     4.763% due 9/01/2032                                    10,227,507      2.2
                                 4,697,712     2002-W12 AF 1, 1.42% due 2/25/2033                       4,698,365      1.0
                                             Freddie Mac:
                                   527,830     7.745% due 5/01/2015                                       549,571      0.1
                                   328,905     3.575% due 1/01/2016                                       335,443      0.1
                                 1,658,743     3.801% due 1/01/2019                                     1,693,712      0.4
                                 1,004,798     4.193% due 9/01/2019                                     1,042,704      0.2
                                   647,161     3.81% due 3/01/2020                                        657,373      0.2
                                 5,592,096     4.014% due 6/01/2020                                     5,752,297      1.2
                                    56,411     5.346% due 8/01/2020                                        58,509      0.0
                                   994,035     4.354% due 10/01/2023                                    1,027,414      0.2
                                 1,080,864     4.482% due 8/01/2031                                     1,108,990      0.2
                                 7,914,589   GMACC 2003-FL1A A, 1.67% due 3/11/2015                     7,910,632      1.7
                                 2,690,430   Lehman Brothers Floating Rate Commercial, 2002-LLFA-A,
                                             1.60% due 6/14/2017                                        2,690,272      0.6
                                 8,000,000   MBNA Master Credit Card Trust-2001-A-A, 1.46%
                                             due 7/15/2008**                                            8,021,578      1.7
                                 4,411,314   Morgan Stanley Dean Witter Capital I, 2002-XLF-A,
                                             1.60% due 8/05/2014                                        4,411,314      1.0

                                             Total Investments in Adjustable Rate Obligations
                                             (Cost--$56,999,714)                                       57,190,648     12.4


            Collateralized       1,019,620   Chase Mortgage Finance Corporation, Series 1999-S4,
            Mortgage                         Class A1, 6.50% due 4/25/2029                              1,021,132      0.2
            Obligations*         4,260,477   Fannie Mae, REMIC 2001-60JZ, 6% due 3/25/2031 (a)          4,371,359      1.0
                                             Freddie Mac, REMIC (a):
                                 1,478,507     1504-PM, 7% due 11/15/2006                               1,480,206      0.3
                                   188,809     2123 KA 3.25% due 2/15/2027                                189,876      0.0
                                    50,188     2212-A, 7% due 10/15/2027                                   50,153      0.0
                                   629,399   Prudential Home Mortgage Securities, 1994-3-A10,
                                             6.50% due 2/25/2024                                          635,171      0.1
                                             Washington Mutual:
                                 5,817,353     2002-AR15 A3, 4.07% due 12/25/2032                       5,919,320      1.3
                                 4,406,854     2002-AR19-A8, 4.556% due 2/25/2033                       4,606,504      1.0

                                             Total Investments in Collateralized Mortgage Obligations
                                             (Cost--$18,009,348)                                       18,273,721      3.9


            Derivative           4,181,734   DLJ Mortgage Acceptance Corp., REMIC (a), 92-6-A1, 0.6318%
            Mortgage-Backed                  due 7/25/2022                                                 25,807      0.0
            Obligations (b)

                                             Total Investment in Derivative Mortgage-Backed Obligations
                                             (Cost--$230,848)                                              25,807      0.0


            Fixed Rate           3,903,854   Daimler Chrysler Auto Trust, 2001-B-A3, 4.85% due
            Asset-Backed                     6/06/2005                                                  3,955,548      0.8
            Obligations**        5,000,000   GMACM 2003-HE2 A2, 3.14% due 6/25/2025                     5,086,796      1.1


                                             Total Investment in Fixed Rate Asset-Backed Obligations
                                             (Cost--$8,902,562)                                         9,042,344      1.9


            Fixed Rate           5,000,000   CS First Boston Mortgage Securities Corporation,
            Mortgage-Backed                  2001-CF2-A2, 5.935% due 2/15/2034                          5,452,523      1.2
            Obligations*                     Fannie Mae:
                                   725,958     6.50% due 9/01/2006 (c)                                    749,187      0.2
                                12,877,111     7.50% due 6/01/2008 - 8/01/2016                         13,810,430      3.0
                                 2,609,672     5.50% due 2/01/2009 (c)                                  2,699,227      0.6
                                 2,897,239     6% due 2/01/2009 (c)                                     2,994,940      0.7
                                24,306,339     7% due 9/01/2014 - 11/01/2017                           25,893,285      5.6
                                 8,643,295     6.50% due 11/01/2016 - 6/01/2017                         9,077,770      1.9
                                20,137,146     5.50% due 9/01/2017 - 11/01/2017                        20,915,171      4.5



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                    Face                                                                         Percent of
                                   Amount                               Issue                           Value    Net Assets
            Fixed Rate        $ 16,000,000     5% due 6/15/2018                                      $ 16,575,008      3.6%
            Mortgage-Backed     15,101,272     7.50% due 11/01/2026 - 7/01/2032                        16,059,445      3.5
            Obligations*         7,325,690     6.50% due 2/01/2029 - 4/01/2031                          7,635,579      1.7
            (concluded)         13,711,842     7% due 5/01/2029 - 7/01/2032                            14,445,367      3.1
                                16,115,364     8% due 11/01/2030 - 7/01/2032                           17,374,089      3.7
                                10,000,000     5.50% due 6/15/2033                                     10,368,750      2.2
                                             Freddie Mac--Gold Program:
                                 9,975,864     4.50% due 4/01/2010 (c)                                 10,268,515      2.2
                                 5,110,042     7% due 11/01/2015 - 12/01/2016                           5,444,346      1.2
                                26,456,224     6% due 4/01/2016 - 4/01/2017                            27,456,215      5.9
                                21,932,319     6.50% due 5/01/2016 - 6/01/2017                         22,941,076      4.9
                                 2,333,935     6.50% due 4/01/2029 - 9/01/2030                          2,429,116      0.5

                                             Total Investments in Fixed Rate Mortgage-Backed
                                             Obligations (Cost--$229,762,996)                         232,590,039     50.2


            U.S. Government &                Fannie Mae:
            Agency Obligations  10,000,000     7% due 7/15/2005                                        11,151,090      2.4
                                10,000,000     6.625% due 10/15/2007                                   11,787,900      2.5
                                             U.S. Treasury Notes:
                                 5,100,000     4.25% due 11/15/2003                                     5,171,517      1.1
                                 5,300,000     5.25% due 5/15/2004                                      5,505,788      1.2
                                10,500,000     2.875% due 6/30/2004                                    10,694,418      2.3
                                 6,000,000     1.75% due 12/31/2004                                     6,050,628      1.3
                                 2,500,000     6.75% due 5/15/2005                                      2,762,500      0.6
                                 6,000,000     7% due 7/15/2006                                         6,972,186      1.5
                                 7,000,000     3.25% due 8/15/2007                                      7,344,533      1.6
                                             Federal Home Loan Bank:
                                11,000,000     4.75% due 6/28/2004                                     11,414,942      2.5
                                10,000,000     4.125% due 1/14/2005                                    10,449,000      2.3
                                14,000,000     3.25% due 8/15/2005                                     14,529,830      3.1
                                 5,000,000     5.125% due 3/06/2006                                     5,458,955      1.2

                                             Total Investments in U.S. Government & Agency
                                             Obligations (Cost--$106,196,606)                         109,293,287     23.6


SHORT-TERM  Repurchase          21,300,000   Morgan Stanley & Co., Inc, purchased on 5/30/2003 to
SECURITIES  Agreements                       yield 1.30% to 6/02/2003, repurchase price $21,302,307,
                                             collateralized by FNMA, 6.053% due 2/01/2012              21,300,000      4.6

            U.S. Government     40,000,000   Fannie Mae, 1.16% due 6/12/2003                           39,987,111      8.6
            Agency
            Obligations****

                                             Total Short-Term Securities (Cost--$61,287,111)           61,287,111     13.2


                                             Total Investments (Cost--$481,389,185)                   487,702,957    105.2
                                             Liabilities in Excess of Other Assets                   (23,970,854)     (5.2)
                                                                                                     ------------   -------
                                             Net Assets                                              $463,732,103    100.0%
                                                                                                     ============   =======

(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.
***Adjustable Rate Obligations have coupon rates which reset periodically.
****Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

                  As of May 31, 2003
Assets:           Investments, at value (identified cost--$481,389,185)                                        $487,702,957
                  Cash                                                                                               13,568
                  Receivables:
                     Interest                                                                 $  2,802,795
                     Capital shares sold                                                         2,187,363
                     Principal paydowns                                                            393,070        5,383,228
                                                                                              ------------
                  Prepaid registration fees                                                                          63,877
                                                                                                               ------------
                  Total assets                                                                                  493,163,630
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       26,866,736
                     Capital shares redeemed                                                     1,611,081
                     Dividends to shareholders                                                     444,168
                     Investment adviser                                                            118,596
                     Distributor                                                                    92,892
                     Other affiliates                                                               63,826       29,197,299
                                                                                              ------------
                  Accrued expenses                                                                                  234,228
                                                                                                               ------------
                  Total liabilities                                                                              29,431,527
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $463,732,103
                                                                                                               ============

Net Assets        Class A Common Stock, $.10 par value, 200,000,000 shares authorized                          $  1,364,392
Consist of:       Class B Common Stock, $.10 par value, 600,000,000 shares authorized                             1,055,832
                  Class C Common Stock, $.10 par value, 100,000,000 shares authorized                             1,392,953
                  Class I Common Stock, $.10 par value, 100,000,000 shares authorized                             1,000,776
                  Paid-in capital in excess of par                                                              469,466,459
                  Undistributed investment income--net                                        $      1,329
                  Accumulated realized capital losses on investments--net                     (16,863,410)
                  Unrealized appreciation on investments--net                                    6,313,772
                                                                                              ------------
                  Total accumulated losses--net                                                                (10,548,309)
                                                                                                               ------------
                  Net assets                                                                                   $463,732,103
                                                                                                               ============

Net Asset         Class A--Based on net assets of $131,302,261 and 13,643,916 shares
Value:                     outstanding                                                                         $       9.62
                                                                                                               ============
                  Class B--Based on net assets of $101,576,319 and 10,558,324 shares
                           outstanding                                                                         $       9.62
                                                                                                               ============
                  Class C--Based on net assets of $134,133,879 and 13,929,535 shares
                           outstanding                                                                         $       9.63
                                                                                                               ============
                  Class I--Based on net assets of $96,719,644 and 10,007,760 shares
                           outstanding                                                                         $       9.66
                                                                                                               ============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended May 31, 2003
Investment        Interest                                                                                     $ 15,689,748
Income:                                                                                                        ------------

Expenses:         Investment advisory fees                                                    $  1,396,448
                  Account maintenance and distribution fees--Class B                               363,777
                  Account maintenance and distribution fees--Class C                               338,278
                  Accounting services                                                              158,533
                  Account maintenance fees--Class A                                                102,881
                  Transfer agent fees--Class B                                                      93,844
                  Registration fees                                                                 91,788
                  Transfer agent fees--Class A                                                      90,641
                  Transfer agent fees--Class C                                                      85,575
                  Professional fees                                                                 74,078
                  Transfer agent fees--Class I                                                      62,231
                  Printing and shareholder reports                                                  49,973
                  Custodian fees                                                                    47,039
                  Directors' fees and expenses                                                      27,375
                  Pricing fees                                                                       8,668
                  Other                                                                             23,910
                                                                                              ------------
                  Total expenses before waiver                                                   3,015,039
                  Waiver of expenses                                                              (26,153)
                                                                                              ------------
                  Total expenses after waiver                                                                     2,988,886
                                                                                                               ------------
                  Investment income--net                                                                         12,700,862
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                             (2,577,860)
Unrealized        Change in unrealized appreciation on investments--net                                           2,380,757
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized loss on investments--net                                          (197,103)
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $ 12,503,759
                                                                                                               ============

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year
                                                                                                     Ended May 31,
                  Increase (Decrease) in Net Assets:                                               2003             2002
Operations:       Investment income--net                                                      $ 12,700,862     $  8,455,888
                  Realized loss on investments--net                                            (2,577,860)        (363,063)
                  Change in unrealized appreciation on investments--net                          2,380,757        1,962,915
                                                                                              ------------     ------------
                  Net increase in net assets resulting from operations                          12,503,759       10,055,740
                                                                                              ------------     ------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                   (3,890,026)      (2,937,438)
                     Class B                                                                   (3,173,526)      (2,843,279)
                     Class C                                                                   (2,913,010)      (1,396,251)
                     Class I                                                                   (2,724,300)      (1,278,920)
                                                                                              ------------     ------------
                  Net decrease in net assets resulting from dividends to shareholders         (12,700,862)      (8,455,888)
                                                                                              ------------     ------------

Capital Share     Net increase in net assets derived from capital share transactions           253,044,817       71,568,457
Transactions:                                                                                 ------------     ------------

Net Assets:       Total increase in net assets                                                 252,847,714       73,168,309
                  Beginning of year                                                            210,884,389      137,716,080
                                                                                              ------------     ------------
                  End of year*                                                                $463,732,103     $210,884,389
                                                                                              ============     ============

                  *Undistributed investment income--net                                       $      1,329     $      1,329
                                                                                              ============     ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                               Class A++
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    9.59    $    9.47    $    9.40    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net                         .37          .47          .53          .50          .51
                     Realized and unrealized gain (loss)
                     on investments--net                            .03          .12          .07        (.09)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .40          .59          .60          .41          .42
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends from investment income--net      (.37)        (.47)        (.53)        (.50)        (.51)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    9.62    $    9.59    $    9.47    $    9.40    $    9.49
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share              4.20%        6.30%        6.53%        4.39%        4.32%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, net of waiver and excluding
Average           reorganization expenses                          .72%         .75%        1.12%        1.21%        1.17%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses, net of waiver                          .72%         .75%        1.36%        1.21%        1.17%
                                                              =========    =========    =========    =========    =========
                  Expenses                                         .73%         .83%        1.36%        1.21%        1.17%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          3.78%        4.81%        5.25%        5.24%        5.18%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 131,302    $  72,863    $  35,673    $  11,466    $   9,408
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             72.35%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========


*Total investment returns exclude the effects of sales charges.
++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    9.59    $    9.48    $    9.41    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net                         .34          .44          .49          .45          .46
                     Realized and unrealized gain (loss)
                     on investments--net                            .03          .11          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .37          .55          .56          .37          .37
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends from investment income--net      (.34)        (.44)        (.49)        (.45)        (.46)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    9.62    $    9.59    $    9.48    $    9.41    $    9.49
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share              3.89%        5.89%        6.11%        3.96%        3.78%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, net of waiver and excluding
Average           reorganization expenses                         1.03%        1.05%        1.51%        1.73%        1.70%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses, net of waiver                         1.03%        1.05%        1.73%        1.73%        1.70%
                                                              =========    =========    =========    =========    =========
                  Expenses                                        1.04%        1.17%        1.73%        1.73%        1.70%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          3.49%        4.56%        4.95%        4.72%        4.66%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 101,576    $  61,227    $  66,454    $  54,126    $  72,875
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             72.35%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    9.60    $    9.48    $    9.41    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net                         .34          .44          .49          .44          .45
                     Realized and unrealized gain (loss)
                     on investments--net                            .03          .12          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .37          .56          .56          .36          .36
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends from investment income--net      (.34)        (.44)        (.49)        (.44)        (.45)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    9.63    $    9.60    $    9.48    $    9.41    $    9.49
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share              3.90%        5.99%        6.11%        3.92%        3.74%
Return:*                                                      =========    =========    =========    =========    =========


Ratios to         Expenses, net of waiver and excluding
Average           reorganization expenses                         1.02%        1.05%        1.51%        1.75%        1.73%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses, net of waiver                         1.02%        1.05%        1.74%        1.75%        1.73%
                                                              =========    =========    =========    =========    =========
                  Expenses                                        1.04%        1.14%        1.74%        1.75%        1.73%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          3.44%        4.49%        4.96%        4.70%        4.62%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $ 134,134    $  43,751    $  17,119    $  12,400    $   6,256
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             72.35%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios have been derived                               Class I++
from information provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year          $    9.64    $    9.51    $    9.44    $    9.52    $    9.61
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:         Investment income--net                         .38          .48          .54          .52          .53
                     Realized and unrealized gain (loss)
                     on investments--net                            .02          .13          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .40          .61          .61          .44          .44
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends from investment income--net      (.38)        (.48)        (.54)        (.52)        (.53)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $    9.66    $    9.64    $    9.51    $    9.44    $    9.52
                                                              =========    =========    =========    =========    =========

Total Investment  Based on net asset value per share              4.20%        6.52%        6.68%        4.76%        4.59%
Return:*                                                      =========    =========    =========    =========    =========

Ratios to         Expenses, net of waiver and excluding
Average           reorganization expenses                          .63%         .65%        1.00%         .95%         .92%
Net Assets:                                                   =========    =========    =========    =========    =========
                  Expenses, net of waiver                          .63%         .65%        1.24%         .95%         .92%
                                                              =========    =========    =========    =========    =========
                  Expenses                                         .63%         .73%        1.24%         .95%         .92%
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          3.85%        4.91%        5.29%        5.50%        5.43%
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of year (in thousands)      $  96,720    $  33,043    $  18,470    $   1,147    $     947
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             72.35%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of May 31, 2003, no dollar rolls were in effect.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $4,771,290 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended May 31, 2003, MLIM earned fees of $1,396,448, of which $26,153 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance     Distribution
                                 Fee             Fee

Class A                          .10%             --
Class B                          .10%            .30%
Class C                          .10%            .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD            MLPF&S

Class A                             $11,444         $140,386
Class I                             $    37         $    372



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended May 31, 2003, MLPF&S received contingent deferred sales charges of $121,009 and $67,538 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2003, the Fund reimbursed MLIM $7,838 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003 were $464,099,217 and $231,815,687, respectively.

Net realized losses for the year ended May 31, 2003 and net unrealized gains as of May 31, 2003 were as follows:



                                      Realized         Unrealized
                                       Losses            Gains

Long-term investments             $  (2,577,860)     $    6,313,772
                                  --------------     --------------
Total                             $  (2,577,860)     $    6,313,772
                                  ==============     ==============


As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,313,772, of which $6,832,458 related to appreciated securities and $518,686 related to depreciated securities. The aggregate cost of investments at May 31, 2003 for Federal income tax purposes was $481,389,185.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $253,044,817 and $71,568,457 for the years ended May 31, 2003 and May 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended May 31, 2003++                     Shares           Amount

Shares sold                           10,690,021     $  103,153,464
Automatic conversion of shares           342,658          3,304,109
Shares issued to shareholders
in reinvestment of dividends             193,273          1,863,965
                                  --------------     --------------
Total issued                          11,225,952        108,321,538
Shares redeemed                      (5,176,501)       (49,937,346)
                                  --------------     --------------
Net increase                           6,049,451     $   58,384,192
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended May 31, 2002++                     Shares           Amount

Shares sold                            3,922,036     $   37,620,720
Automatic conversion of shares         2,454,774         23,510,837
Shares issued to shareholders
in reinvestment of dividends             139,530          1,335,394
                                  --------------     --------------
Total issued                           6,516,340         62,466,951
Shares redeemed                      (2,687,790)       (25,776,979)
                                  --------------     --------------
Net increase                           3,828,550     $   36,689,972
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended May 31, 2003                       Shares           Amount

Shares sold                            7,886,950     $   76,105,065
Shares issued to shareholders
in reinvestment of dividends             224,959          2,168,961
                                  --------------     --------------
Total issued                           8,111,909         78,274,026
Automatic conversion of shares         (342,681)        (3,304,109)
Shares redeemed                      (3,594,357)       (34,669,019)
                                  --------------     --------------
Net increase                           4,174,871     $   40,300,898
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            4,209,232     $   40,506,020
Shares issued to shareholders
in reinvestment of dividends             185,109          1,770,850
                                  --------------     --------------
Total issued                           4,394,341         42,276,870
Automatic conversion of shares       (2,452,976)       (23,510,837)
Shares redeemed                      (2,570,340)       (24,709,604)
                                  --------------     --------------
Net decrease                           (628,975)     $  (5,943,571)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended May 31, 2003                       Shares           Amount

Shares sold                           12,006,342     $  115,978,728
Shares issued to shareholders
in reinvestment of dividends             179,683          1,733,793
                                  --------------     --------------
Total issued                          12,186,025        117,712,521
Shares redeemed                      (2,813,764)       (27,168,228)
                                  --------------     --------------
Net increase                           9,372,261     $   90,544,293
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            4,066,460     $   39,121,510
Shares issued to shareholders
in reinvestment of dividends              68,994            660,424
                                  --------------     --------------
Total issued                           4,135,454         39,781,934
Shares redeemed                      (1,384,508)       (13,290,955)
                                  --------------     --------------
Net increase                           2,750,946     $   26,490,979
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended May 31, 2003++                     Shares           Amount

Shares sold                           10,511,628     $  101,929,334
Shares issued to shareholders
in reinvestment of dividends              83,139            805,295
                                  --------------     --------------
Total issued                          10,594,767        102,734,629
Shares redeemed                      (4,016,349)       (38,919,195)
                                  --------------     --------------
Net increase                           6,578,418     $   63,815,434
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended May 31, 2002++                     Shares           Amount

Shares sold                            3,446,136     $   33,205,549
Shares issued to shareholders
in reinvestment of dividends              37,452            359,988
                                  --------------     --------------
Total issued                           3,483,588         33,565,537
Shares redeemed                      (1,995,952)       (19,234,460)
                                  --------------     --------------
Net increase                           1,487,636     $   14,331,077
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended May 31, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002 was as follows:



                                     5/31/2003         5/31/2002

Distributions paid from:
   Ordinary income                $   12,700,862     $    8,455,888
                                  --------------     --------------
Total taxable distributions       $   12,700,862     $    8,455,888
                                  ==============     ==============


As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $        1,329
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                             1,329
Capital loss carryforward                             (14,237,370)*
Unrealized gains--net                                   3,687,732**
                                                     --------------
Total accumulated losses--net                        $ (10,548,309)
                                                     ==============

*On May 31, 2003, the Fund had a net capital loss carryforward of $14,237,370, of which $4,673,110 expires in 2004, $251,490 expires in 2005, $5,459,968 expires in 2006, $2,445,975 expires in 2007,
$116,161 expires in 2008, $234,065 expires in 2009, $601,573 expires in 2010 and $455,028 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Short Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2003



OFFICERS AND DIRECTORS

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                        Position(s)    Length                                                Fund Complex     ships
                            Held      of Time                                                Overseen by     Held by
Name, Address & Age      with Fund     Served   Principal Occupation(s) During Past 5 Years    Director      Director
Interested Director

Terry K. Glenn*         President     1999 to   President and Chairman of Merrill Lynch       114 Funds     None
P.O. Box 9011           and           present   Investment Managers, L.P. ("MLIM")/Fund     159 Portfolios
Princeton,              Director      and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                         1991 to   Funds since 1999; Chairman (Americas
Age: 62                               present   Region) of MLIM from 2000 to 2002;
                                                Executive Vice President of MLIM and
                                                FAM (which terms as used herein include
                                                their corporate predecessors) from 1983
                                                to 2002; President of FAM Distributors,
                                                Inc. ("FAMD") from 1986 to 2002 and
                                                Director thereof from 1991 to 2002;
                                                Executive Vice President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") from 1993 to 2002; President
                                                of Princeton Administrators, L.P. from
                                                1989 to 2002; Director of Financial
                                                Data Services, Inc. from 1985 to 2002.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Merrill Lynch Short Term U.S. Government Fund, Inc., May 31, 2003


OFFICERS AND DIRECTORS (concluded)

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                        Position(s)    Length                                                Fund Complex     ships
                            Held      of Time                                                Overseen by     Held by
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years    Director      Director
Independent Directors

James H. Bodurtha       Director      2002 to   Director and Executive Vice President, The     39 Funds     None
P.O. Box 9095                         present   China Business Group, Inc. since 1995;      58 Portfolios
Princeton,                                      Chairman, Berkshire Holding Corporation
NJ 08543-9095                                   since 1982.
Age: 59


Joe Grills              Director      1994 to   Member of the Committee of Investment of       39 Funds     Kimco
P.O. Box 9095                         present   Employee Benefit Assets of the              58 Portfolios   Realty
Princeton,                                      Association of Financial Professionals                      Corporation
NJ 08543-9095                                   ("CIEBA") since 1986 and its Chairman
Age: 68                                         from 1991 to 1992; Member of the
                                                Investment Advisory Committee of the
                                                State of New York Common Retirement
                                                Fund since 1989, Member of the Investment
                                                Advisory Committee of the Howard Hughes
                                                Medical Institute from 1997 to 2000;
                                                Director, Duke Management Company since
                                                1992 and Vice Chairman thereof since 1998;
                                                Director LaSalle Street Fund from 1995 to
                                                2001; Director, Kimco Realty Corporation
                                                since 1997; Member of the Investment
                                                Advisory Committee of the Virginia
                                                Retirement System since 1998 and Vice
                                                Chairman thereof since 2002; Director,
                                                Montpelier Foundation since 1998 and
                                                Vice Chairman thereof since 2000; Member
                                                of the Investment Committee of the
                                                Woodberry Forest School since 2000;
                                                Member of the Investment Committee of
                                                the National Trust for Historic
                                                Preservation since 2000.


Herbert I. London       Director      2002 to   John M. Olin Professor of Humanities, New      39 Funds     None
P.O. Box 9095                         present   York University since 1993 and Professor    58 Portfolios
Princeton,                                      thereof since 1980; President of Hudson
NJ 08543-9095                                   Institute since 1997 and Trustee thereof
Age: 64                                         since 1980.


Andre F. Perold         Director      2002 to   George Gund Professor of Finance and           39 Funds     None
P.O. Box 9095                         present   Banking, Harvard Business School since      58 Portfolios
Princeton,                                      2000 and a member of the faculty since
NJ 08543-9095                                   1979; Director and Chairman of the
Age: 51                                         Board, UNX, Inc. since 2003; Director,
                                                Stockback.com from 2002 to 2002; Director,
                                                Sanlam Limited and Sanlam Life since
                                                2001; Director, Genbel Securities and
                                                Gensec Bank since 1999; Director,
                                                Bulldogresearch.com from 2000 to 2001;
                                                Director, Sanlam Investment Management
                                                from 1999 to 2001; Director, Quantec
                                                Limited from 1991 to 1999.


Roberta Cooper Ramo     Director      2002 to   Shareholder, Modrall, Sperling, Roehl,         39 Funds     None
P.O. Box 9095                         present   Harris & Sisk, P.A. since 1993; Director,   58 Portfolios
Princeton,                                      Cooper's Inc. since 1999 and Chairman
NJ 08543-9095                                   of the Board since 2000; Director, ECMC,
Age: 60                                         Inc. since 2001.


Robert S. Salomon, Jr.  Director      1996 to   Principal of STI Management since 1994;        39 Funds     None
P.O. Box 9095                         present   Trustee of Commonfund from 1980 to 2001;    58 Portfolios
Princeton,                                      Director of Rye Country Day School since
NJ 08543-9095                                   2001.
Age: 66


Stephen B. Swensrud     Director      1991 to   Chairman, Fernwood Advisors (investment        40 Funds     None
P.O. Box 9095                         present   adviser) since 1996; Principal of           59 Portfolios
Princeton,                                      Fernwood Associates (financial consultant)
NJ 08543-9095                                   since 1975; Chairman of RPP Corporation
Age: 69                                         since 1978; Director, International Mobile
                                                Communications, Inc. since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)    Length
                            Held      of Time
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011           President     present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and           and       since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011           Treasurer     1999 to   since 1990.
Age: 42                               present


Frank Viola             Vice          2002 to   Managing Director of MLIM since 2002; Director (Global Fixed Income) of
P.O. Box 9011           President     present   MLIM from 2000 to 2002; Vice President of MLIM from 1996 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Theodore J. Magnani     Vice          1992 to   Vice President of MLIM since 1994.
P.O. Box 9011           President     present
Princeton,
NJ 08543-9011
Age: 41


Bradley J. Lucido       Secretary     2002 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                         present   1999 to 2002 and attorney since 1995.
Princeton,
NJ 08543-9011
Age: 37

*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short-Term U.S. Government Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: July 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: July 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: July 23, 2003


Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.